Exhibit 32.2

                                  CERTIFICATION

I, Paritosh K. Choksi, Executive Vice President of ATEL Financial Services, LLC, General Partner of ATEL Cash Distribution Fund VII, L.P. (the "Partnership"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

1. The Quarterly Report on Form 10-Q of the Partnership for the quarter ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:
May 11, 2004


/s/ Paritosh K. Choksi
----------------------------
Paritosh K. Choksi
Executive Vice President of General
Partner, Principal Financial Officer of Registrant


A signed original of this written statement required by Section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.